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                                                                    EXHIBIT 10.8

                             STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is effective as of the 1st day of December, 2002 by and between PainCare Holdings, Inc., a Florida corporation (the "Pledgor") and Andrea Trescot, M.D. (the "Pledgee").

                              W I T N E S S E T H:

     WHEREAS, that certain AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") was entered into on December 1, 2002 by and among PainCare Holdings, Inc., Pain & Rehabilitation Network, Inc. a Florida Corporation ("PRNI") and Andrea Trescot, M.D.;

     WHEREAS, pursuant to the terms and conditions of the Merger Agreement, a subsidiary of Pledgor will be merged into PRNI and the Pledgee will receive in exchange for her capital stock in PRNI common shares in Pledgor, cash and the right to earn additional payments of Pledgor's common stock and cash (the "Installment Payments"); and

     WHEREAS, the Pledgee is desirous of securing the payment of the Installment Payments and Pledgor is agreeable all on the following terms and conditions hereinafter set forth; and

     WHEREAS, it is a condition precedent to the Closing of the Merger Agreement that Pledgor shall have executed and delivered this Pledge Agreement to the Pledgee.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Pledgor covenants, represents and agrees with Pledgee as follows:

     1. Pledge. Upon the terms hereof, Pledgor hereby pledges and assigns to Pledgee, and grants to Pledgee, a security interest in and to all of the following property, and all rights, titles and interests of Pledgor therein (all of the following being sometimes referred to herein collectively as the "Pledged Interests"): (a) all the duly authorized, issued and outstanding restricted common stock of PRNI (the "Pledged Shares"); (b) all cash, securities, dividends, and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and any other property substituted or exchanged therefore; and (c) all proceeds and/or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of, the Pledged Shares.

     2. Secured Obligation. The security interest herein granted (the "Security Interest") shall secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Installment Payments. Upon full payment of the Installment Payments, the Security Interest shall automatically be released by Pledgee. In the event there is a dispute as to whether or not full payment, the parties will, in good faith,

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attempt to resolve any such disputes and if such disputes can not be resolved within 30 days of the requested release, such disputes shall be finally settled by binding arbitration heard by three (3) arbitrators in Orange County, Florida, pursuant to the rules then pertaining of the American Arbitration Association

     3. Representations and Warranties; Related Covenants. Subject to the validity of the representations, warranties and covenants of the Pledgee in the Merger Agreement, Pledgor represents, warrants, covenants and agrees to and with the Pledgee that: (a) Pledgor is the legal and beneficial owner of the Pledged Shares; (b) the Pledged Shares are, and the Pledged Shares hereafter created or acquired shall be at the time of creation or acquisition of such additional shares, duly authorized and issued, fully paid and non-assessable, and all documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge thereof have been paid; (c) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Pledged Interests except as may otherwise be provided in the Merger Agreement; (d) the Pledged Interests are free and clear of all liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons, and restrictions, other than (i) this Security Interest and (ii) restrictions on transferability imposed by applicable state and federal securities laws; (e) Pledgor has full right and authority to pledge the Pledged Interests for the purposes and upon the terms set out herein, and the execution, delivery and performance of this Pledge Agreement are not in contravention of any indenture, agreement or undertaking to which Pledgor is a party or by which Pledgor is bound; and (f) legends representing Pledgee's Security Interest has been placed upon the original certificates representing the Pledged Shares. Notwithstanding anything herein to the contrary, any reference to Pledged Interests with respect to any provision contained herein shall exclude for these purposes all matters including, without limitation, all disputes, rights of setoff, counterclaims, defenses, liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons which are existing as of the Closing Date (as defined in the Merger Agreement) or which arise from, through or out of unauthorized actions or omissions of the Pledgee.

     4. Covenants. (a) Further Acts, Assurances. Pledgor covenants and agrees to from time to time promptly execute and deliver to Pledgee all such other assignments, supplemental writings and financing statements as the Pledgee reasonably requests in order to perfect the Security Interest. Pledgor further agrees that if Pledgor shall at any time acquire any additional shares or other equity interests in PRNI, and whether such acquisition shall be by purchase, exchange, reclassification, dividend or otherwise, such additional equity interests shall forthwith (and without the necessity for any request or demand by Pledgee) constitute Pledged Interests and shall be subject to the Security Interest herein created, for the purposes and upon the terms and conditions set forth in this Pledge Agreement.

     (b) No Transfer or Hypothecation. Pledgor will not, without the prior written consent of Pledgee, transfer, assign, dispose of its right, title or interest in the Pledged Interests, or any part thereof, or create directly or indirectly any other security interest or otherwise encumber any of the Pledged Interests, or permit any of the Pledged Interests to ever

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be or become subject to any warrant, put, option or other rights of third persons or any attachment, execution, sequestration or other legal or equitable process, or any security interest or encumbrance of any kind, except a security interest which exists as of the Closing Date (as defined in the Merger Agreement), as provided in the Merger Agreement or which may arise from, through or out of unauthorized actions or omissions of the Pledgee. Pledgor will warrant and defend the security interests created hereby against the claims of all third parties other than those claims arising prior to the Closing Date (as defined in the Merger Agreement) or those claims arising out of or through the unauthorized actions or omissions of the Pledgee.

     (c) Inspection. Pledgor shall allow Pledgee upon reasonable written request within reasonable time parameters to inspect all records of Pledgor relating to the Pledged Interests, and to make and take away copies of such records during normal business hours.

     (d) Changes. Pledgor shall promptly notify Pledgee of any material change in any fact or circumstance warranted or represented by Pledgor in this Pledge Agreement or in any other writing furnished by Pledgor to Pledgee in connection with the Pledged Interests.

     (e) Claims. Pledgor shall promptly notify Pledgee of any claim, action or proceeding affecting title to the Pledged Interests, or any part thereof, or the Security Interest, and at the request of Pledgee, appear in and defend, at Pledgor's expense, any such action or proceeding which Pledgor is required to defend as provided herein.

     (f) Costs. Pledgor shall promptly pay to Pledgee the amount of all reasonable costs and expenses of Pledgee, including, but not limited to, attorneys' fees, incurred by Pledgee in connection with the enforcement of the rights of Pledgee hereunder.

     5. Conversions; etc. Should the Pledged Shares, or any part thereof, ever be in any manner converted into another property of the same or another type or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Pledged Shares, then in any such event (except as otherwise provided herein), all such property, money and other proceeds shall be and/or become part of the Pledged Interests, such additional property shall forthwith (and without the necessity for any request or demand by Pledgee) constitute Pledged Interests and shall be subject to the Security Interest herein created, for the purposes and upon the terms and conditions set forth in this Pledge Agreement. Without limiting the generality of the foregoing, Pledgor hereby agrees (i) that the shares of capital stock of the surviving corporation in any merger or consolidation involving any of the Pledged Interests shall be deemed to constitute the same property as the Pledged Interests, and (ii) to cause any payments to be received by Pledgor upon the redemption, conversion or transfer of any of the Pledged Shares to be delivered directly and immediately to Pledgee for application by Pledgee to the Installment Payments. With respect to any such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Pledgee, Pledgor will forthwith execute and deliver to Pledgee such documentation as Pledgee shall reasonably request to create and perfect the liens and security interests intended to be created herein.

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     6. Intentionally Omitted.

     7. Preservation of Pledged Shares. It is understood and agreed that Pledgor shall be responsible generally for the preservation of all rights in the Pledged Interests and the rights of the Pledgee in respect thereof other than those claims arising prior to the Closing Date (as defined in the Merger Agreement) or those claims arising out of or through the unauthorized actions or omissions of the Pledgee.

     8. Rights of Parties Before and After the Occurrence of an Event of
Default.

     (a) Rights Prior to an Event of Default. Unless and until an Event of Default shall occur,

           (i) Pledgor shall be entitled to receive all cash dividends and distributions paid or to be paid to Pledgor in respect of or attributable to the Pledged Shares and any and all other Distributions (hereinafter defined), except as provided in the following sentence. As used herein "Distributions" shall mean the retirement, redemption, purchase or other acquisition for value of the Pledged Shares, the declaration or payment of any dividend or other distribution on or with respect to the Pledged Shares, and any other payment made with respect to the Pledged Shares. All such Distributions of stock and, after the occurrence of an Event of Default, any and all other distributions, shall if received by any entity other than Pledgee, and shall forthwith be delivered to Pledgee (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Pledgor in accordance with Pledgee's instructions) to be held subject to the terms of this Pledge Agreement. Any cash proceeds of the Pledged Interests which come into the possession of Pledgee may, at Pledgee's option, be applied in whole or in part to the Installment Payments (to the extent then due), be released in whole or in part to or on the written instructions of Pledgor, or be retained in whole or in part by Pledgee as additional security for the payment and performance of the Obligations. Pledgee shall never be obligated to make any investment of such proceeds and shall never have any liability to Pledgor for any loss which may result therefrom. All interest and other amounts earned from any investment of such proceeds may be dealt with by Pledgee in the same manner as other cash proceeds.

           (ii) Pledgor shall have the right to vote and give consents with respect to all of the Pledged Shares and to consent to, ratify, or waive notice of any and all meetings; provided that such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or the provisions of this Pledge Agreement or the Installment Payments.

     (b) Rights After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Pledgee, without the consent of Pledgor, may:

           (i) At any time vote or consent with respect to any action regarding the Pledged Shares is necessary or required and authorize any Pledged Shares to be voted and give, ratify and/or waive notice of any and all meetings, and take such other action

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as shall seem desirable to Pledgee, in its discretion, to protect or further the interests of Pledgee in respect of any of the Pledged Shares as though it were the outright owner thereof;

           (ii) In respect of any Pledged Shares, join in and become a party to any plan of recapitalization, reorganization or readjustment (whether voluntary or involuntary) as shall seem desirable to Pledgee, in his sole and absolute discretion, in respect of any such Pledged Shares, and deposit any such Pledged Interests under any such plan; make any exchange, substitution, cancellation or surrender of such Pledged Shares required by any such plan and take such action with respect to any such Pledged Shares as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation or surrender shall be deemed to constitute a release of Pledged Shares from the Security Interest of this Pledge Agreement;

           (iii) Receive all Distributions, dividends and other payments of whatever kind made upon or with respect to any Pledged Interests; and

           (iv) Pledgor and Pledgee agree that the Pledgee shall have no further obligation to the non-compete provision contained in the Pledgee's employment agreement with the Surviving Corporation (as that term is defined in the Merger Agreement).

     (c) Right of Sale After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Pledgee may sell, without recourse to judicial proceedings, by way of one or more contracts, with the right to bid for and buy, the Pledged Interests or any part thereof, upon thirty (30) days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at Pledgee's option and in Pledgee's complete discretion:

           (i) At public sale, including a sale at any broker's board or exchange; or

           (ii) At private sale in any manner which will not require the Pledged Interests, or any part thereof, to be registered in accordance with The Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Pledgee at any such private sale or other disposition in the manner mentioned above. Pledgee is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Pledgee may deem required or appropriate in the event of sale or disposition of any of the Pledged Interests. Pledgor understands that Pledgee may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Interests, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Pledgor agrees (A) that in the event Pledgee shall so sell

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the Pledged Interests, or any portion thereof, at such private sale or sales,
Pledgee shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange (or independent appraiser) as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by Pledgee in obtaining such advice to be paid by Pledgor as an expense related to the exercise by Pledgee of its rights hereunder), and (B) that such reliance shall be conclusive evidence that Pledgee handled such matter in a commercially reasonable manner. Pledgee shall be under no obligation to take any steps to permit the Pledged Interests to be sold at a public sale or to delay a sale to permit the Companies to register the Pledged Interests for public sale under The Securities Act of 1933 or applicable state securities law.

     In case of any sale by the Pledgee of the Pledged Interests on credit or for future delivery, the Pledged Interests sold may be retained by Pledgee until the selling price is paid by the purchaser, but Pledgee shall incur no liability in case of failure of the purchaser to take up and pay for the Pledged Interests so sold. In case of any such failure, such Pledged Interests so sold may be again similarly sold.

     (d) Other Rights After an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Pledgee, at his election may exercise any and all rights available to a secured party under the Uniform Commercial Code as enacted in the State of Florida or other applicable jurisdiction, as amended, in addition to any and all other rights afforded hereunder, under the Installment Payments, under the Merger Agreement, at law, in equity or otherwise.

     (e) Application of Proceeds. Any and all proceeds ever received by Pledgee from any disposition of the Pledged Interests, or any part thereof or the exercise of any other right pursuant hereto shall be applied as payment for costs and expenses incurred in connection with such Event of Default and then as payments against the Installment Payments.

     9. Events of Default. An "Event of Default" shall occur if (i) any of the representations or warranties made by the Pledgor herein, or in the Merger Agreement (including all Exhibits and Schedules annexed thereto) shall have been incorrect when made in any material respect; (ii) the Pledgor shall breach, fail to perform, or observe in any material respect any covenant, term, provision, condition, agreement or obligation of the Pledgor under this Pledge Agreement or the Merger Agreement, between the parties of even date herewith and such default is not cured within thirty (30) days of the Pledgor's receipt of a notice from the Pledgee with respect to such default, or (iii) upon Pledgor's termination of existence, insolvency, business failure, appointment of a receiver of any of the property of, assignment for the benefit of creditors by or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Pledgor (each of (i), (ii) and (iii) being referred to herein as an "Event of Default").

     10. Notices. Whenever this Pledge Agreement requires or permits any consent, approval, notice, request or demand from any one party to another, the consent, approval,

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notice, request or demand shall be deemed given if given in accordance with
Section 10.3 of the Merger Agreement.

     11. Right to File as Financing Statement. Pledgee shall have the right at any time to execute and file this Pledge Agreement as a financing statement, but the failure of Pledgee to do so shall not impair the validity or enforceability of this Pledge Agreement or the Security Interest.

     12. Rights. (a) Each right, power and remedy of Pledgee provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Pledgee of any one or more of such rights, power or remedies shall not preclude the simultaneous or later exercise by Pledgee of any or all such other rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder, or under any of the Merger Agreement, without notice or demand, or prejudice its rights as against Pledgor in any respect.

     (b) Pledgor hereby waives any requirement that Pledgee or any other holder of the Installment Payments exhaust any right or remedy or take any action in connection with the Installment Payments or of the Merger Agreement before exercising any right or remedy under this Pledge Agreement. The obligations of Pledgor hereunder shall not be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the consent of Pledgor:

          (i) the renewal or extension of the maturity of or the acceptance of partial payments with respect to any and all amounts due and owing under the Installment Payments or the Merger Agreement, or any part thereof;

          (ii) the alteration in any manner of the terms of the Installment Payments or the Merger Agreement or any part thereof either as to the maturities thereof, rates of interest, methods of payment, parties thereto or otherwise (except for any notices to or consents of Pledgor expressly required pursuant to the Merger Agreement);

          (iii) the waiver by Pledgee of the Installment Payments of the performance or observance by Pledgor of any of its agreements, covenants, terms or conditions contained in the Installment Payments or the Merger Agreement;

          (iv) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, winding up, or other similar proceedings affecting Pledgor;

         (v) the release by operation of law or otherwise of Pledgor from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Merger Agreement (except to the extent, if any, that the obligations of Pledgor hereunder are specifically affected pursuant to or in connection with any such release); or

         (vi) the release of any security for the Installment Payments, whether under this Pledge Agreement or the Merger Agreement (except to the extent, if any, that the obligations of Pledgor hereunder are specifically affected pursuant to or in connection with any such release).

     13. Amendments. This Pledge Agreement may be amended only by an instrument in writing executed jointly by Pledgor and Pledgee and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

     14. Multiple Counterparts. This Pledge Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

     15. Parties Bound; Assignment. This Pledge Agreement shall be binding on Pledgor and Pledgor's successors and assigns and shall inure to the benefit of Pledgee and Pledgee's successors and assigns.

     16. Invalid Provisions. If any provision of this Pledge Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Pledge Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Pledge Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     17. No Control by Pledgee. Notwithstanding anything herein to the contrary, this Pledge Agreement and the Merger Agreement, and the transactions contemplated hereby and thereby, do not and will not constitute, create or have the effect of constituting or creating, directly or indirectly, the actual or practical ownership of Pledgor or PRNI by Pledgee, or control, affirmative or negative, direct or indirect, by Pledgee over the management or any other aspect of the day-to-day operation of the Pledgor or PRNI, which ownership and control remains exclusively and at all times with Pledgor, except as otherwise provided herein with respect to rights after an Event of Default.

     18. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

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     19. Consent to Jurisdiction. Pledgor and Pledgee hereby irrevocably submit to the exclusive jurisdiction of any Florida State court sitting in Orange County, Florida, over any action or proceeding arising out of or relating to this Pledge Agreement or the Installment Payments, and Pledgor and Pledgee hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in any Florida State court sitting in Orange County, Florida. Pledgor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Pledgor at the address shown on the signature page hereof. Pledgor agrees that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     20. Conflicts With Merger Agreement. In the event of any conflict or inconsistency between the terms of this Pledge Agreement and the terms of the Merger Agreement, the terms of this Pledge Agreement will control.

     21. Agreement to Supplement. Pledgor acknowledges and agrees that this Pledge Agreement may be amended and supplemented from time to time to (a) specifically include a description of all Pledged Interests are to become subject hereto subsequent to the date hereof pursuant to this Pledge Agreement. Pledgee shall have a valid first priority security interest in all additional Pledged Interests that come into existence after the date hereof. Pledgor hereby agrees to execute, deliver and cause the filing of all stock powers, financing statements and other documents and to take such further action as deemed necessary in Pledgee's reasonable discretion with respect to each such additional Pledged Shares to ensure the rights of Pledgee hereunder with respect thereto.

     22. Substitution of Pledged Interests. Notwithstanding anything herein to the contrary, with the consent of the Pledgee, which consent may not be unreasonably withheld, Pledgor may substitute all or any portion of the Pledged Interests with new collateral. Upon such substitution, the Pledgee shall take all reasonable measures to release the subject Pledged Interests.

     23. Noncircumvention. Pledgor agrees not to take any action or fail to take any action which would have the effect of circumventing or otherwise materially interfering with the purpose of this Pledge Agreement as set forth herein.

     24. COMPLETE AGREEMENT. THIS PLEDGE AGREEMENT, THE MERGER AGREEMENT WITH ITS EXHIBITS AND SCHEDULES COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG THE PLEDGEE AND THE PLEDGOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF PLEDGOR AND PLEDGEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PLEDGOR AND THE PLEDGEE.

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     26. FLORIDA LAW. THIS PLEDGE

AGREEMENT, THE DEBENTURE AND THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

     27. Pledgee Fees. Pledgor shall be responsible to Pledgee for the payment of all reasonable fees and costs associated with the rendering of services pursuant to this Pledge Agreement.

         EXECUTED effective as of the date first above written.

--------------------------------------------------------------------------------
ADDRESS:                         PLEDGOR:
Facsimile:                       PainCare Holdings, Inc., a Florida corporation
                                 By:    /s/ Randy Lubinsky
                                 Name:
                                 Title: CEO

--------------------------------------------------------------------------------
ADDRESS:                         PLEDGEE:
Facsimile:                       Andrea Trescot, M.D.
                                 /s/ Andrea Trescot, M.D.
--------------------------------------------------------------------------------

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